                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 6, 2004

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                               (Exact name of registrant as specified in its charter)

               Delaware                                  1-9618                               36-3359573
     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                             60555
         (Address of principal executive offices)                                     (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 9.    REGULATION FD DISCLOSURE

In  accordance  with  General  Instruction  B.2. to Form 8-K, the  following  information  shall not be deemed  "filed" for purposes of
Section 18 of the  Securities  Act of 1934,  as amended,  nor shall it be deemed  incorporated  by  reference  in any filing  under the
Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Navistar International Corporation (NYSE: NAV), the nation's largest combined commercial truck, school bus and mid-range diesel engine producer, announced today it would discuss future business opportunities next week at the Deutsche Bank Securities
Transportation Conference in Naples, Florida.  Robert C. Lannert, vice chairman and chief financial officer, is scheduled to make the
Navistar presentation at 11:15 a.m. EST Wednesday, February 11th.

A live audio web cast will be available at:
http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=NAV&item_id=838589

         A replay of the webcast will be available for approximately 15 days following the webcast.

Navistar International Corporation (NYSE: NAV) is the parent company of International Truck and Engine Corporation. The company produces International(R)brand commercial trucks, mid-range diesel engines and IC brand school buses and is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. With the broadest distribution network in North
America, the company also provides financing for customers and dealers. Additionally, through a joint venture with Ford Motor
Company, the company builds medium commercial trucks and sells truck and diesel engine service parts. Additional information is available at www.internationaldelivers.com.

Forward Looking Statements

Statements  contained in this filing or webcast that are not purely  historical are forward -looking  statements within the meaning of Section 27A of the Securities Act,  Section 21E of the Exchange Act, and the Private  Securities  Litigation Reform Act of 1995.
Such  forward-looking  statements  only  speak as of the date of this  news  release  and we  assume no  obligation  to update  the information  included in this news  release.  Such  forward-looking  statements  include  information  concerning  our  possible or assumed future results of operations,  including  descriptions of our business strategy.  These statements often include words such as "believe,"  "expect,"  "anticipate,"  "intend," "plan," "estimate" or similar  expressions.  These statements are not guarantees of performance or results and they involve risks,  uncertainties  and assumptions.  Although we believe that these  forward-looking statements are based on reasonable  assumptions,  there are many factors that could affect our actual financial  results or results of operations and could cause actual  results to differ  materially  from those in the  forward-looking  statements.  For a further description of these factors, see Exhibit 99.1 to our Form 10-K for the fiscal year ended October 31, 2003.

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
                     Registrant

Date:    February 6, 2004                   /s/  Mark T. Schwetschenau
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)